GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated January 23, 2013

To the Statutory Prospectus Dated May 1, 2012,

as supplemented on September 28, 2012, May 31, 2012 and May 29, 2012

All references to the GE Investments Total Return Fund (the “Fund”) in the GE Investments Funds, Inc. statutory prospectus dated May 1, 2012, as amended, are deleted. Please refer to the GE Investments Total Return Fund stand-alone statutory prospectus dated January 23, 2013 for information relating to the Fund.

This supplement should be retained with your Prospectus for future reference.